SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 and 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (date of earliest event reported): February 10, 1997


                     PetHealth Systems, Inc.
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     (Exact Name of Registrant as Specified in its Charter)

     Colorado                   33-25253          93-0969365
-------------------------     ------------      ------------------
(State or other               (Commission       (I.R.S. Employer
jurisdiction of                File No.)        Identification No.)
incorporation)

444 Madison Avenue, Suite 1710
New York, New York                                10022
-----------------------------------------       ------------------
(Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code: (212) 750-7878


               Triangle Inc.
               830 Northeast Loop 410, Suite 305B
               San Antonio, TX  78209
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       (Former Name, Former Address or Former Fiscal Year,
                  if Changed From Last Report)

Item 1.  Change in Control of Registrant.

     (a) On February 10, 1997 the registrant filed Articles of Share Exchange with the Colorado Secretary of State, reflecting a change in control of the registrant pursuant to the consummation, as of February 10, 1997, of the Agreement and Plan of Share Exchange ("Agreement") between the registrant and PetCare, Inc. dated January 29, 1997.

     Pursuant to the Agreement, (i) the registrant has issued 600,000,000 shares of Common Stock to five individuals in exchange for all of the outstanding stock of PetCare, Inc. owned by such persons (see subparagraph (b) below); (ii) all outstanding shares of Common Stock (including the 600,000,000 newly issued shares) have been subjected to a 1 for 200 reverse stock split (to take effect as of Monday February 23, 1997, such that as of such date 3,285,030 shares shall be issued and outstanding); (iii) as of February 7, 1997 the directors and officers of the registrant elected the following persons to the board of directors and to serve as officers, and the former directors and officers resigned their positions:

                    Name                Position
                    ----                --------
               Ted A. Sprinkle, Jr.     President and the Chief
                                        Executive Officer,
                                        Director

               Kenneth J. Rotondo       Executive Vice President,
                                        Chief Operating Officer,
                                        Secretary, Treasurer, Chief
                                        Financial Officer, Director

               Joseph J. Messina        Director

               Martin I. Saposnick      Director

(iv) the name of the registrant was changed to PetHealth Systems, Inc.; and (v) the registrant may change its legal domicile from Colorado to Delaware at a subsequent date.

     Pursuant to the closing of the Agreement, PetCare, Inc. (which shall change its name to PetHealth Management, Inc.) has become a wholly-owned subsidiary of the registrant, and the business of the registrant shall be the acquisition and operation of companion pet veterinarian hospitals and related business activities.

     The five individuals to whom the registrant issued 3,000,000 (post reverse split) shares of Common Stock had acquired the shares of PetCare, Inc. which were exchanged for such 3,000,000 shares of the registrant, for a total of $3,000 cash (their personal funds).

     (b) The number of issued and outstanding shares of Common Stock of the registrant, and the percentage of the total of the outstanding shares, owned by (i) each officer and director of the registrant, (ii) each person known to the registrant to own 5% or more of the total issued and outstanding shares of Common Stock of the registrant, and (iii) the officers and directors of the registrant as a group, are stated below. All numbers are stated as if the 1 for 200 reverse stock split (approved by the shareholders of the registrant on February 7, 1997) had taken effect as of the date of filing this Form 8-K Report (such reverse split shall take effect on Monday February 23, 1997).

                 Name and Address of   Amount and Nature of    Percent of
Title of Class    Beneficial Owner     Beneficial Ownership      Class
--------------   -------------------   --------------------    ----------
Common, no par   Ted A. Sprinkle, Jr.*    700,000                21.3
                 444 Madison Ave.         direct
                 Suite 1710
                 New York, New York
                 10022

     "           Joseph J. Messina*       700,000                21.3
                 444 Madison Ave.         direct
                 Suite 1710
                 New York, New York
                 10022

     "           Martin I. Saposnick*     700,000                21.3
                 444 Madison Ave.         direct
                 Suite 1710
                 New York, New York
                 10022

     "           Kenneth J. Rotondo*      700,000                21.3
                 444 Madison Ave.         direct
                 Suite 1710
                 New York, New York
                 10022

     "           Thomas LeVine            200,000                 6.0
                 444 Madison Ave.         direct
                 Suite 1710
                 New York, New York 10022

     "           Officers and directors
                 as group (4 persons)     2,800,000              85.2%
_______________________________
     *  Officer and/or director

     All of the 3,000,000 shares are subject to escrow until closing of the registrant's acquisition of the first veterinarian hospital.

Item 2.  Acquisition or Disposition of Assets.

     As described under Item 1, the registrant has acquired PetCare, Inc. as a wholly-owned subsidiary. The only assets of PetCare, Inc. acquired in connection with the transaction consist of minimal cash and the rights (under separate letters of intent) to acquire two companion pet veterinarian hospitals in upstate New York (one is presently owned by Dr. Rotondo, an officer and director of the registrant). As of the date of this Form 8-K Report, the terms for such acquisitions (amounts of cash, securities, and assumption of indebtedness) have not been finalized as between the registrant and the sellers of the two hospitals.

Item 7.  Financial Statements and Exhibits.

     (a) and (b) Financial statements of the acquired company PetCare, Inc., and pro forma financial information, will be filed by amendment to this Form 8-K Report before April 27 (i.e., the expiration of 60 days from the date this initial Form 8-K Report was required to be filed).

     (c)  Exhibits.

     The Agreement and Plan of Share Exchange (without its exhibits) is filed herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, duly authorized, in New
York, New York, on February 17, 1997.

PetHealth Systems, Inc.

s/Ted A. Sprinkle, Jr.
-------------------------------
Ted A. Sprinkle, Jr., President
and Chief Executive Officer